Exhibit 10.20

Execution Copy

AMENDMENT AND WAIVER

This AMENDMENT AND WAIVER (this “Amendment and Waiver”) is made and entered into as of December 28, 2018 by NATERA, INC., a Delaware corporation  (the “Borrower”),  NATERA INTERNATIONAL, INC., a Delaware corporation (“Natera International”), NSTX, INC.,  a Delaware corporation (“NSTX” and, together with Natera International, the “Guarantors”), and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership  (the “Lender”).

WHEREAS,  the Borrower and the Lender are party to that certain Credit Agreement, dated as of August 8, 2017,  among the Borrower, as borrower, and the Lender, as lender (as heretofore amended or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower and Lender have agreed to extend the time during which the Delayed Draw Loan may be drawn until March 31, 2019, increase the Delayed Draw Commitment Amount to $50,000,000 and make certain other changes to the Credit Agreement as set forth herein;

WHEREAS,  the Borrower’s accounts at Comerica Bank used for receipt of receivables solely funded by Medicare or Medicaid (the “Governmental Receivables Accounts”) have from time to time held in the aggregate more than $50,000,  in violation of Section 7.13(a)(y) of the Credit Agreement (the “Excess Balances”);

WHEREAS, the total cash balances of the Governmental Receivables Accounts have not been automatically swept to a Controlled Account, as required by Section 7.13(a)(y) of the Credit Agreement (the “Failure to Sweep”, and together with the Excess Balances, the “7.13(a)(y) Violations”);

WHEREAS [*];

WHEREAS, the Borrower wishes for the Lender to waive the 7.13(a)(y) Violations and agree to amend Section 7.13(a)(y) of the Credit Agreement as provided in this Amendment and Waiver, and the Lender desires to agree to such waiver and amendment,  subject to the terms and conditions contained herein; and

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, an amendment and waiver under the Credit Agreement may be entered into by the Borrower and the Lender.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Definitions.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.            Amendment.  Upon the effectiveness of this Amendment and Waiver, the Lender and the Borrower agree that:

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

(a)        Amendment to Section 1.1.  The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Applicable Margin” means (i) 8.75% until and including the Delayed Draw Closing Date, and (ii) 8.25% from and after the Delayed Draw Closing Date; it being understood that the Applicable Margin shall be 8.75% unless and until the Delayed Draw Loan is funded.

“Delayed Draw Closing Date” means the date of the making of the Delayed Draw Loan hereunder, which in no event shall be later than March 31, 2019.

“Delayed Draw Commitment Amount” means $50,000,000.

“Delayed Draw Commitment Termination Date” means the earliest to occur of (i) the Delayed Draw Closing Date (immediately after the making of the Delayed Draw Loan on such date) and (ii) March 31, 2019, if the Delayed Draw Loan shall not have been made hereunder on or prior to such date.

“LIBO Rate” means the three-month London Interbank Offered Rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London, England time), quoted by the Lender from the appropriate Bloomberg or Telerate page selected by the Lender (or any successor thereto or similar source determined by the Lender from time to time), which shall be that three-month London Interbank Offered Rate for deposits in U.S. Dollars in effect two Business Days prior to the first Business Day of the relevant Fiscal Quarter, adjusted for any reserve requirement and any subsequent costs arising from a change in governmental regulation, such rate to be rounded up to the nearest 1/16 of 1% and such rate to be reset quarterly as of the first Business Day of each Fiscal Quarter.  If the Initial Loan is advanced other than on the first Business Day of a Fiscal Quarter, the initial LIBO Rate shall be that three-month London Interbank Offered Rate for deposits in U.S. Dollars in effect two Business Days prior to the date of the Initial Loan, which rate shall be in effect until (and including) the last Business Day of the Fiscal Quarter next ending.  The Lender’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

“Repayment Premium” means

(i) for any repayment or prepayment of the Initial Loan made or required to be made on or prior to the first anniversary of the Closing Date, a premium of twelve and a half percent (12.5%) of the principal amount of such prepayment or repayment;

(ii) for any repayment or prepayment of the Delayed Draw Loan made or required to be made on or prior to the first anniversary of the Delayed Draw Closing Date, a premium of twelve and a half percent (12.5%) of the principal amount of such prepayment or repayment;

(iii) for any repayment or prepayment of the Initial Loan made or required to be made after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, a premium of ten percent (10.0%) of the principal amount of such prepayment or repayment;

(iv) for any repayment or prepayment of the Delayed Draw Loan made or required to be made after the first anniversary of the Delayed Draw Closing Date and on or prior to the second anniversary of the Delayed Draw Closing Date, a premium of ten percent (10.0%) of the principal amount of such prepayment or repayment;

(v) for any repayment or prepayment of the Initial Loan made or required to be made after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, a premium of five percent (5.0%) of the principal amount of such prepayment or repayment; and

(vi) for any repayment or prepayment of the Delayed Draw Loan made or required to be made after the second anniversary of the Delayed Draw Closing Date and on or prior to the third anniversary of the Delayed Draw Closing Date, a premium of five percent (5.0%) of the principal amount of such prepayment or repayment;

(vii) for any repayment or prepayment of the Initial Loan made or required to be made after the third anniversary of the Closing Date, a premium of two and a half percent (2.5%) of the principal amount of such prepayment or repayment; and

(viii) for any repayment or prepayment of the Delayed Draw Loan made or required to be made after the third anniversary of the Delayed Draw Closing Date, a premium of two and a half percent (2.5%) of the principal amount of such prepayment or repayment.

(b)       Amendment to Section 3.3.  Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety to read:

“Section 3.3 Application.  All amounts repaid or prepaid in respect of the outstanding principal amount of the Loans shall be applied pro rata to the Initial Loan and Delayed Draw Loan.”

(c)        Amendment to Section 4.4(a).  The second to last sentence of Section 4.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“All interest and fees shall be computed on the basis of the actual number of days occurring during the period.”

(d)       Amendment to Section 7.13(a)(y).  Section 7.13(a)(y) of the Credit Agreement is hereby amended by inserting the following, immediately after the words “on a monthly basis” and immediately prior to the words “and (z) assets”:

“(except that, [*], up to $400,000 may be held in the aggregate in such accounts and be manually swept to a Controlled Account on not less than a monthly basis)”.

(e)        Amendment to Section 7.13(a).  Section 7.13(a) of the Credit Agreement is hereby amended by inserting the following, immediately after “other than accounts exclusively used for” and immediately prior to “(x)”:

“(w) up to $50,000 of assets in the aggregate that are subject to a Lien in favor of a bank or financial institution and permitted under Section 8.3(l) or (r), and”.

3.         Waiver.  Upon the effectiveness of this Amendment and Waiver, the Lender hereby waives any non-compliance by the Borrower with the covenants set forth in Section 7.13(a)(y) of the Credit Agreement as a result of the 7.13(a)(y) Violations and any Default or Event of Default that may have occurred as a result thereof.

4.         Effectiveness.  This Amendment and Waiver shall become effective upon receipt by:

(a)        the Lender of a counterpart signature to this Amendment and Waiver duly executed and delivered by the Borrower and each Guarantor;

(b)        the Borrower of a counterpart signature to this Amendment and Waiver duly executed and delivered by the Lender; and

(c)        the Lender of a secretary’s certificate with respect to the Borrower and the Guarantors, in substantially the form delivered on the Closing Date pursuant to Section 5.2 of the Credit Agreement (except that the resolutions of the Borrower’s and each Guarantor’s Board of Directors (or other managing body, in the case of other than a corporation) shall be delivered in accordance with Section 5 of this Amendment),  but updated to the date of delivery, and covering this Amendment and Waiver, along with the other Loan Documents, duly executed and delivered by the signatories thereto.

5.          Expenses; Board Ratification.  [*] pursuant to Section 10.3 of the Credit Agreement.  No more than 30 days following the date hereof, and in any event prior to the

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Delayed Draw Closing Date, the Borrower shall deliver to the Lender a secretary’s certificate with respect to the Borrower and the Guarantors, in form reasonably acceptable to the Lender, attaching board resolutions duly adopted by the boards of directors of the Borrower and each Guarantor, approving and ratifying this Amendment and Waiver.

6.       Representations and Warranties.  The Borrower and the Guarantors represent and warrant to the Lender as follows:

(a)       After giving effect to this Amendment and Waiver, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date are true and correct as of such date.

(b)       After giving effect to this Amendment and Waiver, no Default or Event of Default has occurred or is continuing.

(c)       The execution, delivery and performance of this Amendment and Waiver are within Borrower’s and each Guarantor’s corporate or organizational powers and has been duly authorized by all necessary corporate or organizational action; (ii) this Amendment and Waiver constitutes the legal, valid and binding obligations of Borrower and each Guarantor, enforceable against such Person in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity), and (iii) no authorization or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower or any Guarantor of this Amendment and Waiver.

7.         Reaffirmation of Security Interests.  Each of the Borrower and each Guarantor (i) affirms that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting, and (ii) agrees that this Amendment and Waiver shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

8.         Reaffirmation of Guarantee.  Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment and Waiver, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantor’s obligations under the Loan Documents.

9.            No Implied Waiver.  Except as expressly set forth in this Amendment and Waiver, this Amendment and Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement,  other than as expressly set forth herein, all of which shall continue in full force and effect.  Nothing in this Amendment and Waiver shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment or waiver of any of the terms and conditions of the Credit Agreement.

10.          Waiver and Release.  TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT AND WAIVER, THE BORROWER AND THE GUARANTORS (FOR THEMSELVES AND THEIR AFFILIATES) (COLLECTIVELY, THE RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

(a)          WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)          FOREVER RELEASE, RELIEVE AND DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE "RELEASED PARTIES"), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)          IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR

BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED.  IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)          THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e)          THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

11.          Counterparts.  This Amendment and Waiver may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment and Waiver by e-mail (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

12.          Governing Law.  THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NATERA, INC.,
as the Borrower

By:
Name:
Title:

NATERA INTERNATIONAL, INC.,
as Guarantor

By:
Name:
Title:

NSTX, INC.,
as Guarantor

By:
Name:
Title:

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as the Lender

By OrbiMed Advisors LLC,
its investment manager

By:
Name:
Title:

Signature Page to Amendment and Waiver